Related Party Transactions	12 Months Ended
Sep. 26, 2015
Related Party Transactions [Abstract]
Related Party Transactions

11. Related Party Transactions

In connection with the term loan refinancing entered into in January 2014, the Company paid a $1 million underwriting fee to Apollo Global Securities, LLC, an affiliate of Apollo that served as a manager of the offering.

The Company made payments related to the income tax receivable agreement ("TRA") of $39 million in October 2014 and $32 million in October 2013, of which Apollo Global Management, LLC received $33 million and $28 million, respectively. Mr. Robert V. Seminara, a member of the Company's Board of Directors, has been employed by Apollo since 2003.